SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                   FORM 8-K/A
                                (Amendment No. 1)

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





                 DATE OF EARLIEST EVENT REPORTED: June 19, 2003





                                   MCSi, INC.
    (Exact name of registrant as specified in its articles of incorporation)



         MARYLAND                   000-21561                 31-1001529
      (State or other        (Commission file number)      (I.R.S. employer
       jurisdiction                                       identification no.)
     of incorporation)





                4751 HEMPSTEAD STATION DRIVE, DAYTON, OHIO 45429
                    (Address or principal executive offices)




                                 (937) 291-8282
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to file with the Commission, pursuant to Item 304(a)(3) of Regulation S-K, the letter of PricewaterhouseCoopers LLP ("PWC") dated July 7, 2003 responding to the Registrant's initial filing of this Current Report on Form 8-K. The PWC letter is filed herewith as Exhibit 16 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial statements.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(c)  Exhibits.

16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated July 7, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 7, 2003                     MCSi, INC.


                                          By:  /s/ D. Gordon Strickland
                                               -----------------------------
                                               D. Gordon Strickland
                                               President and Chief Executive
                                               Officer